POWER OF ATTORNEY

(For Executing SEC Forms 3, 4, 5 and 144)

 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of G. H. Pain, T. A. Slater, S. C. Mullgardt and T. E. Murphy
signing singly, his/her true
and lawful attorney-in-fact and agent for him/her and in his/her name, place and stead, in any and all
capacities to:

 (1) execute Forms 3, 4 and 5 and any amendments thereto under Section 16(a) of the
Securities Exchange Act of 1934 and the rules relating thereto relating to transactions
involving the securities of Olin Corporation ("Olin");

 (2) execute Form 144 and any amendments thereto under Rule 144 promulgated under the
Securities Act of 1933 relating to transactions involving securities of Olin;
and

 (3) do and perform any and all acts which may be necessary or desirable to complete the
execution of any such Form 3, 4, 5 or 144 or amendment and the filing of such form or
amendment with the United States Securities and Exchange Commission, any other authority and any stock exchange.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise
of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned
might or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted.

 The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at
the request of the undersigned, are not assuming, nor is Olin assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Securities Exchange Act of
1934 or with Rule 144 of the
Securities Act of 1933.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, 5 and 144 with respect to the undersigned's holdings of and transactions in
securities issued by Olin, unless earlier revoked by the undersigned in a signed document delivered to the
foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed
effective as of September 12, 2015.

/s/ Carol Ann Williams
 Signature

Carol Ann Williams
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